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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report:  July 23, 2003

                                BORGWARNER INC.
             (Exact name of registrant as specified in its charter)

        Delaware                     1-12162                 13-3404508
(State of Incorporation)      (Commission File No.)        (IRS Employer
                                                        Identification No.)

               200 South Michigan Avenue, Chicago, Illinois 60604
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (312) 322-8500


Item 7. Financial Statements and Exhibits.

         (c) Exhibits

         (99.1)  BorgWarner Inc. Press Release dated July 21, 2003.

Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition)

         On July 21, 2003, BorgWarner Inc. issued a press release regarding its earnings for the second quarter of 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    BORGWARNER INC.

                                    By:  /s/ Vincent M. Lichtenberger
                                         -------------------------------
                                         Vincent M. Lichtenberger
                                         Assistant Secretary

Dated:  July 23, 2003